Accounts Receivable from The State of Minas Gerais	12 Months Ended
Dec. 31, 2017
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Accounts Receivable from The State of Minas Gerais
12.	ACCOUNTS RECEIVABLE FROM THE STATE OF MINAS GERAIS

As disclosed in Note 24, during 2017 the Company’s management held negotiations with the government of the State of Minas Gerais, and obtained the approvals requested by its governance bodies to sign a Debt Recognition Agreement with Minas Gerais State, through its Tax Office. In the agreement, signed on October 25, 2017, the State committed to reimburse to the Company the total amount deposited, after adjusting it for inflation using the IGP-M index, related to the dispute on the criteria to be used to adjust the amounts passed through by the State government as an advance for future capital contributions in the previous year.

The parties agreed that the Minas Gerais State will reimburse the Company R$ 281, of which R$ 239 relate to the historical amounts deposited, and R$ 42 relate to the monetary adjustment through December 31, 2017, which will be paid in 12 consecutive monthly installments, each adjusted by the IGP–M inflation index through the settlement date, starting on November 10, 2017. Further, the agreement states that, in the event of arrears or default by the State in the payment of the agreed consecutive monthly installments, Cemig is authorized to retain dividends or Interest on Equity distributable to the State in proportion to the State’s equity interest, for as long as the arrears and/or default continues. Through December 31, 2017, a total of R$ 46 had been received, and a remaining balance of R$ 235 is still outstanding.